STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into this 30th day of September 2008 by and among (i) Andrew Jarvis, an individual, whose address is 1621 Freeway Drive, Suite 209, Mt. Vernon, WA 98273, (the “Seller”) and (ii) Peter Lindhout, an individual, whose address is 110 Wall St., 11th Floor, New York NY 10005, and Javan King, an individual, whose address is 110 Wall St., 11th Floor, New York NY 10005, (individually, each a “Buyer”, and, collectively, the “Buyers”,  and, together with the Seller, the “Parties”, and each, a “Party”).

RECITALS:

WHEREAS, the Parties desire that Buyers shall each acquire from Seller an approximate 19.6% interest of the common stock, par value $0.001 per share, of Westmont Resources, Inc., a Nevada corporation, (the “Company”) ; and

WHEREAS, in order to effect that acquisition, the Seller will sell to the Buyers and the Buyers will purchase from the Seller an aggregate of Three Million Six Hundred Sixty-six Thousand Six Hundred Sixty-seven (3,666,667) shares of Company’s common stock, on the terms and conditions set forth herein below.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Article I

1.01            Purchase and Sale.   Subject to the terms and conditions of this Agreement and in reliance upon the representations, warranties, covenants and agreements contained herein, The Seller agrees to sell to Buyers and each of Buyers hereby agrees to purchase from the Seller an aggregate of Three Million Six Hundred Sixty-six Thousand Six Hundred Sixty-seven (3,666,667) shares of the Company’s common stock, par value $0.001 per share (the “Common Shares”), in exchange for delivery by Buyers to the Seller of cash in the aggregate sum of Six Thousand Dollars ($6,000.00) (the “Purchase Price”) on the date mutually agreed upon by the parties to be the date on which to close the transaction which is the subject of this Agreement (the “Closing Date”).

1.02            Certificates to be Delivered by Company.  Within five (5) business days following the Closing Date, and subject to the terms and conditions of this Agreement, the Seller hereby agrees to deliver to each Buyer a Certificate, registered in Buyer’s name and representing his portion of the Common Shares, as set forth on the signature page hereof.  The Common Shares will be delivered free of any claims or liens or encumbrances.  The Common Shares shall be issued pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”) and from registration under any and applicable state securities laws. The certificates representing the Common Shares shall bear the following restrictive legend set forth in Rule 144 of the Rules and Regulation of the 1933 Act as well as any appropriate legend required under applicable state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (1) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT OR APPLICABLE STATE SECURITIES LAWS, OR (2) IN THE ABSENCE OF AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR (3) UNLESS SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO RULE 144 UNDER SAID ACT.

1.03            Delivery of Consideration by Buyer.   On the Closing Date, and subject to the terms and conditions of this Agreement, Buyer hereby agrees to deliver to the Company the Purchase Price in the form of a check or checks.

Article II

2.01            Company Financial Statements.  Each of the Buyers hereby acknowledges and agrees that he has had an opportunity to review the Company’s Annual Report for the period ended May 31, 2008, as filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2008.

Article III

The Seller hereby represents and warrants to Buyers as follows:

3.01            Authority.    The Seller has the right, power, authority and legal capacity to enter into and perform under this Agreement and to consummate the transactions contemplated hereby.  This Agreement constitutes the legal, valid and binding obligation of the Seller, enforceable in accordance with its terms and conditions.

3.02            Delivery of Stock.    The Seller will cause the issuance and delivery of the Common Shares free and clear of any lien, mortgage, adverse claim, charge, security interest, encumbrance, limitation, contract, agreement, arrangement, understanding, instrument obligation, defect or irregularity.  By payment of the Purchase Price and receipt of the Common Shares certificates, Buyers have acquired good and marketable title to the Common Shares, free and clear, subject to such restrictions on resale as may exist under applicable security laws.

3.03            Organization.     The Company is a corporation duly organized and validly existing under the laws of the State of Nevada currently trading on the OTCBB under the trading symbol (“WMNT”).

3.04            Common Stock.    The authorized capital of the Company consists of Seventy-five Million (75,000,000) shares of Common Stock, of which there are Nine Million Three Hundred Thirty-three Thousand (9,333,000) shares issued and outstanding as of the date of this Agreement and that the Seller is the registered and legal owner of Five Million Five Hundred Thousand (5,500,000) shares of Common Stock.  All shares of the Company’s capital stock are validly issued and outstanding, fully paid and non-assessable and have not been issued in violation of the preemptive rights of any other person to any shares of stock of the Company.

Article IV

Each of the Buyers hereby represents and warrants to the Seller as follows:

4.01            Experience. He has such knowledge and experience in financial and business matters that he is capable of an evaluation of the merits and risks of this investment;

4.02            Risk.  He is aware that the purchase of the Common Shares is highly speculative and subject to substantial risks.  He is capable of bearing the high degree of economic risk and burdens of this venture, including, but not limited to, the possibility of a complete loss, the lack of a sustained and orderly public market, and limited transferability of the Common Shares, which may make the liquidation of this investment impossible for the indefinite future;

(a)            No Distribution.   His portion of the Common Shares is being acquired solely for his own account, for investment, and is not being purchased with a view to resale, distribution, subdivision, or fractionalization thereof;

Article V

5.01            Conditions Subsequent.     Following the Closing Date, the Company shall forthwith take, and make effective, the following corporate actions (the “Required Corporate Actions”).

(a)            The Buyers shall be named Officers and Directors of the Company;

(b)            The Company will file with the SEC and distribute to the Company’s stockholders a Schedule 14(f)1 Information Statement and to file a Current Report on Form 8-K, reporting the transaction which is the subject of this Agreement.

Article VI

6.01            Expenses.    The Company and Buyer shall each bear their own legal, accounting and other costs and expenses incident to the negotiation and consummation of this Agreement and the transactions contemplated herein.

6.02            Notices.   All notices and other communications hereunder to a Party hereto shall be deemed to be properly given if delivered personally or mailed to it by certified or courier delivery mail (return receipt requested) to the address for each Party provided in the Preamble to this Agreement or at such other address as may have been provided in writing subsequent to the date of this Agreement.

6.03            Headings.   The descriptive headings are inserted for convenience only and do not constitute a part of the Agreement.

6.04            Prior Agreements.    This Agreement shall supersede all prior agreements, documents, Memorandums of Understanding and other instruments with respect to the matters covered hereby.

6.05            Amendments.     This Agreement may not be amended except by an instrument in writing signed on behalf of each Party hereto.

6.06            Further Actions.     Each Party shall execute and deliver, without delay such other certificates, agreements, and other documents and take such other actions as may reasonably be requested by the other Party in order to consummate or implement the transactions contemplated by this Agreement.

6.07            Assignment.                                This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.  Except as provided in herein, nothing in this Agreement, express or implied is intended to confer upon any person other than the Parties hereto and their respective successors and permitted assigns, any rights remedies or obligations under or by reason of this Agreement.

6.08            Governing Law.     The terms and conditions of this Agreement shall be governed by and interpreted in accordance with the laws of the State of Texas not withstanding any conflict of law.

6.09            Counterparts.     This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.10            Invalidity.     If any term or provision of this Agreement shall be held to be illegal or unenforceable, in whole or in part, under any enactment or rule or law, the term or provisions shall to that extent be deemed not to form part of this Agreement and the enforceability of the remainder of the Agreement shall not be affected.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement on the date first above written.

SELLER:

/s/ Andrew Jarvis
Andrew Jarvis

BUYERS:

/s/ Peter Lindholt                                                                 Acquiring 1,833,334 shares.
Peter Lindhout

/s/ Javan King                                                                     Acquiring 1,833,333 shares.
Javan King